Supplement dated November 4, 2011 to the Combined Statutory Prospectus, dated August 31, 2011

MTB Prime Money Market Fund

MTB Pennsylvania Tax-Free Money Market Fund

MTB New York Tax-Free Money Market Fund

MTB U.S. Government Bond Fund

At a meeting of the Board of Trustees (“Board”) of the MTB Group of Funds (the “Trust”) held on October 26, 2011, the Board determined that each of the MTB Prime Money Market Fund, MTB Pennsylvania Tax-Free Money Market Fund, MTB New York Tax-Free Money Market Fund and MTB U.S. Government Bond Fund (each, a “Target Fund”), each a series of the Trust, should be merged into another series of the Trust as shown below (each, an “Acquiring Fund,” and collectively with the Target Funds, the “Funds”):

Target Funds	Acquiring Funds
MTB Prime Money Market Fund	MTB Money Market Fund
MTB Pennsylvania Tax-Free Money Market Fund	MTB Tax-Free Money Market Fund
MTB New York Tax-Free Money Market Fund	MTB Tax-Free Money Market Fund
MTB U.S. Government Bond Fund	MTB Short Duration Government Bond Fund

The Board determined that each of the proposed tax-free mergers would be in the best interests of the Funds and their shareholders. The Board also approved a Plan of Reorganization (the “Plan”) for the mergers. The proposed Plan contemplates that each Acquiring Fund will acquire all of the assets of the corresponding Target Fund and assume the liabilities of the Target Fund (as set forth in the Plan) in exchange for designated shares in the Acquiring Fund, which the Target Fund will distribute to its shareholders, in exchange for their Target Fund shares.

Effective as of the close of business on December 16, 2011, each Target Fund will be closed to new investors, but may continue to accept purchases from existing shareholders (including through the reinvestment of dividends and capital gains) until the last business day before the mergers, which is expected to be on or about March 2, 2012.

The proposed merger of each Target Fund into the Acquiring Fund, as shown above, will require the approval of the shareholders of each Target Fund. A shareholder meeting is being called for that purpose and shareholders of the Target Funds will receive proxy solicitation materials providing them with information about the Acquiring Funds. Shareholders of the Acquiring Funds will NOT be solicited for approval of the proposed mergers.

Please keep this Supplement for future reference.